Income Taxes	12 Months Ended
Dec. 31, 2025
Income Tax Disclosure [Abstract]
Income Taxes
15.	INCOME TAXES

Cayman
Under the current laws of the Cayman Islands, the Company is not subject to tax on income or capital gains. Additionally, upon payment of dividends by the Company to its shareholders, no Cayman Islands withholding tax will be imposed.
BVI
Momo BVI is a
tax-exempted
company incorporated in the BVI.
Hong Kong
The Company’s subsidiaries domiciled in Hong Kong are subject to a two-tiered
income tax rate for taxable income earned in Hong Kong effective since April 1, 2018. The first 2 million Hong Kong dollars of profits earned by the company are subject to be taxed at an income tax rate of 8.25%, while the remaining profits will continue to be taxed at the existing tax rate of 16.5%. In addition, to avoid abuse of the two-tiered
tax regime, each group of connected entities can nominate only one Hong Kong entity to benefit from the two-tiered
tax rate.
Singapore
The Company’s subsidiaries domiciled in Singapore are subject to a tax rate of 17% on their taxable income.
Japan
Income generated by the Company’s subsidiaries incorporated in Japan is subject to corporate income taxes imposed by national and local governments. For the year ended December 31, 2025, the statutory tax rate applicable to the Company’s Japanese subsidiaries was approximately 31%, representing the aggregate of national and local taxes, including corporate tax, local corporate tax, enterprise tax and inhabitant’s tax. In addition, certain subsidiaries may qualify for preferential tax treatment applicable to small and medium-sized
enterprises; however, such preferential rates did not have a material impact on the Group’s overall effective tax rate.
France
The Company’s subsidiaries domiciled in France are subject to a tax rate of 25%.
PRC income tax
The EIT Law and its implementation rules permit certain High and New Technologies Enterprises (“HNTEs”), to enjoy a reduced
 15%
 enterprise income tax rate subject to these HNTEs meeting certain qualification criteria. Beijing Momo IT and Tantan Technology have qualified as HNTEs in 2023, 2024 and 2025.
Chengdu
 Momo
 has qualified as western China development enterprise since 2014. According to No. 23 announcement of the State Administration of Taxation of PRC in April 2018, Chengdu Momo is no longer required to submit the preferential tax rate application to the tax authority, but is only required to keep the relevant materials for future tax inspection instead. Based on the historical experience, the Group believes Chengdu Momo will most likely to qualify as western China development enterprise and accordingly be entitled to a preferential income tax rate of 15% for the year ended December 31, 2025 because Chengdu Momo’s business nature has no significant changes. As a result, the Group applied 15% to determine the tax liabilities for Chengdu Momo.
The other entities incorporated in the PRC are subject to an enterprise income tax at a rate
of 25%.
During the year ended December 31, 2025, no tax audit was conducted by the relevant tax authorities on the Group’s PRC entities. In accordance with relevant PRC tax administration laws, tax years from 2021 to 2025 of the Group’s PRC subsidiaries, VIEs and VIEs’ subsidiaries, remain subject to tax audits as of December 31, 2025, at the tax authority’s discretion.

Uncertainties exist with respect to how the current income tax law in the PRC applies to the Group’s overall operations, and more specifically, with regard to tax residency status. The Enterprise Income Tax Law (the “EIT Law”) includes a provision specifying that legal entities organized outside of the PRC will be considered residents for Chinese income tax purposes if the place of effective management or control is within the PRC. The implementation rules to the EIT Law provide that non-resident
legal entities will be considered China residents if substantial and overall management and control over the manufacturing and business operations, personnel, accounting, properties, etc., occurs within the PRC. Despite the present uncertainties resulting from the limited PRC tax guidance on the issue, the Group does not believe that the legal entities organized outside of the PRC within the Group should be treated as residents for EIT law purposes. If the PRC tax authorities subsequently determine that the Company and its subsidiaries registered outside the PRC should be deemed resident enterprises, the Company and its subsidiaries registered outside the PRC will be subject to the PRC income taxes, at a rate of 25%.
PRC withholding tax
Under the EIT
Law and its implementation rules which became effective on January 1, 2008, dividends generated after January 1, 2008 and payable by foreign-invested enterprise in the PRC to its foreign investors who are non-resident
enterprises are subject to a 10% withholding tax, unless any such foreign investor’s jurisdiction of incorporation has a tax treaty with the PRC that provides for a different withholding arrangement. Under the taxation arrangement between the PRC and Hong Kong, a qualified Hong Kong tax resident which satisfies the criteria of “beneficial owner” and directly holds 25% or more of the equity interest in a PRC resident enterprise is entitled to a reduced withholding tax rate of 5% for dividends generated in the PRC. Cayman, where the Company is incorporated, does not have a tax treaty with PRC. Dividends paid by Beijing Momo IT in the PRC to its foreign investors Momo HK are subject to withholding tax at a statutory rate of 10%, unless a reduced treaty rate is applicable.
During 2024, the Company applied a reduced withholding tax rate of
5
% on dividends
distributed by Beijing Momo IT to Momo HK and undistributed earnings of Beijing Momo IT based on its assessment that
Momo HK
qualified as the beneficial owner under the applicable tax regulations. In 2025, the relevant tax authority reassessed such qualification and determined that the statutory withholding tax rate of 10% should apply. As a result, the Company recorded additional withholding tax for prior period distributions, which has been paid in full during 2025, and accrued withholding tax on undistributed earnings at the statutory rate of 10%. The Company will apply the 10% rate to accrue withholding tax for future earnings generated by Beijing Momo IT.
During the years ended December 31, 2023, 2024 and 2025, the Group has accrued withholding tax of RMB184 million, RMB519 million and RMB634 million (including RMB535 million incremental tax accrual due to increased applicable withholding tax rate as a result of the reassessment by the tax authority in 2025) on retained earnings generated by Beijing Momo IT, because Beijing Momo IT’s earnings are to be remitted to its offshore parent company in the foreseeable future to fund its demand on US$ in business operations, payments of dividends, potential investments, etc.
Beijing Momo IT declared special dividends of RMB1,800 million, RMB6,000 million and RMB800 million to Momo HK for the years ended December 31, 2023, 2024 and 2025, respectively.
With respect to the related withholding tax, Beijing Momo IT paid RMB180 million, RMB200 million, and RMB480 million during the years ended December 31, 2023, 2024 and 2025, respectively.
Except for Beijing Momo IT, the remaining PRC subsidiaries and the VIEs of the Company do not hold any undistributed earnings as of December 31, 2024 and 2025.

Income (loss) before income taxes consists of:

	For the years ended December 31,
	2023	2024	2025
	RMB	RMB	RMB
Chinese mainland	2,787,963	1,806,369	1,741,866
Non-Chinese mainland	(135,602)	19,010	(79,593)

Income (loss) before income taxes	2,652,361	1,825,379	1,662,273

For the year ended December 31, 2025, income tax expense amounted to RMB205.8 million in Chinese mainland, and income tax expense amounted to RMB637.1 million in jurisdictions outside Chinese mainland.
Income taxes consist of:

	For the years ended December 31,
	2023	2024	2025
	RMB	RMB	RMB
Current income tax expenses	444,449	398,498	566,061
Deferred tax expenses	185,574	446,524	276,808

Total income tax expenses	630,023	845,022	842,869

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Group’s deferred tax assets and liabilities are as follows:

	As of December 31,
	2024	2025
	RMB	RMB
Deferred tax assets:
Advertising expense	404,023	396,309
Net operating loss carry-forward	286,835	335,031
Accrued expenses	27,450	23,314
Impairment on long-term investments	23,023	18,523
Less: valuation allowance	(705,265)	(738,563)

Deferred tax assets, net	36,066	34,614

Deferred tax liabilities:
Intangible assets acquired	2,820	50,568
Accelerated tax depreciation	4,582	8,597
Withholding income tax	234,513	471,952
Others	—	879

Deferred tax liabilities, net	241,915	531,996

The Group considers the following factors, among other matters, when determining whether some portion or all of the deferred tax assets will more likely than not be realized: the nature, frequency and severity of losses, forecasts of future profitability, the duration of statutory carry-forward periods, the Group’s experience with tax attributes expiring unused and tax planning alternatives. The Group’s ability to realize deferred tax assets depends on its ability to generate sufficient taxable income within the carry-forward periods provided for in the tax law.
As of December 31, 2025, the net operating loss carry-forward for the Company’s subsidiaries domiciled in the PRC, consolidated VIEs, and VIEs’ subsidiaries amounted to RMB996,783. The net operating loss in the PRC can be carried forward for five years to offset future taxable profit, and the period was extended to 10 years for entities qualified as HNTE in 2019 and thereafter.
As of December 31, 2025, the net operating loss carryforward for the Company’s subsidiaries domiciled in Hong Kong amounted to RMB264,172, which would be carried forward indefinitely and set off against its future taxable profits.
As of December 31, 2025, the net operating loss carryforward for the Company’s subsidiaries domiciled in Singapore amounted to RMB185,929, which can be carried forward indefinitely and set off against its future taxable profits.

As of December 31, 2025, the net operating loss carryforward for the Company’s subsidiaries domiciled in France amounted to RMB162,671, which can be carried forward indefinitely and utilized to offset future taxable profits, subject to certain annual utilization limitations.
As of December 31, 2025, the net operating loss carryforward for the Company’s subsidiaries domiciled in Japan amounted to RMB49,800, which can be carried forward for up to 10 years and utilized to offset future taxable profits, subject to certain annual utilization limitations.
The Group does not file combined or consolidated tax returns, therefore, losses from individual subsidiaries or the VIEs may not be used to offset other subsidiaries’ or VIEs’ earnings within the Group. Valuation allowance is considered on each individual subsidiary and legal entity basis. Valuation allowances have been established in respect of certain deferred tax assets as it is considered more likely than not that the relevant deferred tax assets will not be realized in the foreseeable future.
The movements of valuation allowance of deferred tax assets are as follows:

	For the years ended December 31,
	2023	2024	2025
	RMB	RMB	RMB
Balance at beginning of the year	638,980	654,033	705,265
Acquisitions	—	—	44,774
Additions	31,283	80,576	28,096
Expirations	(16,230)	(29,344)	(39,572)

Balance at the end of the year	654,033	705,265	738,563

Reconciliation between income tax expense computed by applying the PRC EIT rate of 25% to income before income taxes and the actual provision for income tax is as follows:

	For the years ended December 31,
	2023	2024
	RMB	RMB
Net income before provision for income tax	2,652,361	1,825,379
PRC statutory tax rate	25%	25%
Income tax expense at statutory tax rate	663,090	456,345
Permanent differences and Research and development super-deduction	(76,414)	(67,319)
Change in valuation allowance	31,283	80,576
Effect of income tax rate difference in other jurisdictions	41,854	6,672
Effect of tax holidays and preferential tax rates	(213,804)	(150,067)
Effect of the preferential tax rate adjustment of prior year’s EIT	—	—
Effect of PRC withholding tax	184,014	518,815

Provision for income tax	630,023	845,022

	For the years ended December 31,
	2025
	RMB	Percent
Income tax expense at PRC statutory rate	415,568	25.0%
Foreign tax effects	17,474	1.1%
Effect of changes in tax laws or rates enacted in the current year	—	0%
Effect of cross-border tax laws
PRC withholding tax	633,586	38.1%
Tax credits
Tax incentives relating to R&D expenditures	(63,892)	(3.8%)
Change in valuation allowance	28,096	1.7%
Nontaxable or nondeductible items	(8,114)	(0.5%)
Changes in unrecognized tax benefits	—	0%
Other adjustments
Effect of tax holidays inside PRC	(124,138)	(7.5%)
Loss on disposal of subsidiaries deductible for tax purposes	(55,711)	(3.4%)

Income tax expense	842,869	50.7%

If Beijing Momo IT, Chengdu Momo and Tantan Technology did not enjoy income tax exemptions and preferential tax rates for the years ended December 31, 2023, 2024 and 2025, the increase in income tax expenses and resulting net income per share amounts would be as follows:

	For the years ended December 31,
	2023	2024	2025
	RMB	RMB	RMB
Increase in income tax expenses	213,804	150,067	124,138
Net income per ordinary share attributable to Hello Group Inc. - basic	4.62	2.41	2.05
Net income per ordinary share attributable to Hello Group Inc. - diluted	4.39	2.38	2.01
No significant unrecognized tax benefit was identified for the years ended December 31, 2023, 2024 and 2025. The Group did not incur any material interest and penalties related to potential underpaid income tax expenses and also believed that uncertainty in income taxes did not have a significant impact on the unrecognized tax benefits within next twelve months.